UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2009

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                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                  64105
(Address of principal executive offices)                   (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 26, 2009, DST Systems, Inc. (the "Company") announced that on December 31, 2009 its chief operating officer, Thomas A. McCullough, will retire from the Company and that Stephen C. Hooley, age 45, will join the Company on July 1, 2009 as president and chief operating officer reporting to Thomas A. McDonnell. The announcement was contained in a News Release, which is attached as Exhibit 99.1 to this Form 8-K. As of July 1, 2009, Mr. McCullough will continue as an executive vice president but will no longer be the chief operating officer of the Company, and Mr. McDonnell will continue as chief executive officer but will no longer be president of the Company.

     Mr. Hooley has served since January 1, 2004 as president and chief executive officer of Boston Financial Data Services, Inc. ("Boston Financial"), since May 30, 2007 as chief executive officer of IFDS, L.P., and since October 4, 2006 as a director on the board of International Financial Data Services Limited ("IFDS U.K."). Boston Financial, IFDS, L.P. and IFDS U.K. are 50% owned joint ventures of the Company and State Street Corporation ("State Street"). Mr. Hooley's brother, Joseph L. Hooley, is president and chief operating officer of State Street.

     For 2008, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates of $16.4 million from Boston Financial, $5.8 million from IFDS, L.P., and $10.6 million from IFDS U.K. The Company's Investments and Other Segment holds investments in State Street (at December 31, 2008 approximately 10.6 million shares with a market value of $416.1 million).

     Boston Financial is a remote services client of the Company, using its mutual fund shareowner accounting and recordkeeping system. Certain of the Company's subsidiaries provide printing, mailing and other services and license software to Boston Financial and its subsidiaries. In 2008, the Company had consolidated revenues of $177.5 million from Boston Financial and its subsidiaries. The Company also entered into a related party promissory note with Boston Financial on March 1, 2006. The agreement provides for unsecured revolving borrowings by us of up to $100 million and matures on July 1, 2010. The amount outstanding under the promissory note was $75 million at December 31, 2008. For the year ended December 31, 2008, the Company recorded interest expense related to the loan of $4.1 million.

Item 8.01 Other Events.

     The Company owns a 50% interest in Argus Health Systems, Inc. ("Argus"), which provides pharmacy benefit plan processing services to the health care industry. On February 26, 2009, the Company reached an agreement to purchase the remaining 50% interest in Argus for $57 million in cash. The transaction is subject to certain regulatory approvals.

     Upon completion of the transaction, Argus will no longer be an unconsolidated affiliate, but rather a wholly-owned subsidiary of the Company. As a result, the Company will no longer record equity in earnings of Argus, but rather will consolidate Argus' results into the Company's



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consolidated  financial  statements.  Argus recorded revenues of $ 127.7 million for the year ended December 31, 2008.

     As required by generally accepted accounting principles, the Company will adopt SFAS No. 141 (R) Business Combinations (SFAS 141R) effective January 1, 2009. In accordance with SFAS 141R the acquisition of the remaining 50% interest in Argus will be treated as a step acquisition. Accordingly, DST will remeasure its previously held equity interest in Argus to fair value. DST expects to recognize a gain from remeasuring the previously held equity interest in the income statement. DST has not finalized the remeasurement of its equity interest in Argus, but believes the pre-tax gain from remeasurement may approximate $30 million. DST will recognize 100% of the identifiable assets and goodwill resulting from the acquisition of the 50% interest in Argus and the remeasurement of DST's previously held equity interest. Absent the expected gain from remeasuring the Company's previously held equity interest, the transaction is not expected to have a material impact on DST's net income or earnings per share for 2009. DST will fund the acquisition with available cash balances and existing credit facilities.

     The information and comments in this Form 8-K may include forward-looking statements respecting the Company and its businesses. Such information and comments are based on the Company's views as of today, and actual actions or results could differ. There could be a number of factors affecting future actions or results, including those set forth in the Company's latest periodic financial report (Form 10-K or 10-Q) filed with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking comment. Unless required by applicable laws and regulations, the Company will not update any forward-looking statements in this Form 8-K to reflect future events. There can be no assurance that the transaction described in Item 8.01 will close.


ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number                      Description
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99.1                                News Release Dated February 26, 2009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DST SYSTEMS, INC.


Date:  February 26, 2009                 By:  /s/ Kenneth V. Hager
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                                         Name:  Kenneth V. Hager
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer